UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 29, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-12N)

       Lehman XS Trust, Series 2007-12N
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

ITEM 8.01. Other Events.

The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-133985 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued

$1,304,325,000 in aggregate principal amount of the Class 1-A1, Class 1-A2, Class 1-A3A, Class 1-A3B, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A3, Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5, Class 1-M6, Class 1-M7, Class 1-M8, Class 1-M9, Class 2-M1, Class 2-M2, Class 2-M3, Class 2-M4, Class 2-M5, Class 2-M6, Class 2-M7, Class 2-M8, Class 3-M1, Class 3-M2, Class 3-M3, Class 3-M4, Class 3-M5, Class 3-M6, Class 3-M7 and Class 3-M8 Certificates (the “Public Certificates”) of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-12N on June 29, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated May 22, 2007, as supplemented by the Prospectus Supplement, dated June 28, 2007, to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Public Certificates, a form of which was filed as an exhibit to the Registration Statement.

On June 29, 2007, the following classes of certificates (the “Private Certificates”) in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Class Principal Amount

Class 1-AP	$100

Class 2-AP	$100

Class 3-AP	$100

Class 1-C	N/A

Class 2-C	N/A

Class 3-C	N/A

Class 1-X	N/A

Class 2-X	N/A

Class 3-X	N/A

Class R	N/A

The net proceeds from the sale of these certificates were applied by the Registrant toward the purchase of the mortgage loans constituting the trust fund assets.

The Public Certificates and the Private Certificates (together the “Certificates”) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2007, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”), and U.S. Bank National Association, as trustee (the “Trustee”). The Certificates evidence all the beneficial ownership interest in a trust fund that consists primarily of three pools of conventional, first lien, hybrid, adjustable rate negative amortization, fully amortizing and balloon residential mortgage loans with an aggregate outstanding principal balance of approximately $1,317,638,481 as of June 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Terms Agreement, dated June 27, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated June 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated June 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated June 1, 2007, between Lehman Brothers Holdings Inc. and IndyMac Bank F.S.B.

99.3	Seller's Warranties and Servicing Agreement, dated as of September 1, 2005, by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and IndyMac Bank F.S.B.

99.4	Reconstituted Servicing Agreement, dated June 1, 2007, between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.5	Amended and Restated Flow Interim Servicing Agreement, dated as of February 1, 2007, by and between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

99.6	Servicing Agreement, dated June 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.7	Interest Rate Cap Agreements, dated as of June 29, 2007, each between Swiss Re Financial Products and Lehman XS Trust, Series 2007-12N.

99.8	Deferred Interest Rate Cap Agreements, each dated June 29, 2007, by and between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2007-12N.

99.9	Guarantee of Lehman Brothers Holdings Inc., dated as of June 29, 2007, relating to the Deferred Interest Cap Agreements.

99.10	ISDA Master Agreement, dated as of June 29, 2007, by and between Swiss Re Financial Products and Supplemental Interest Trust, Lehman XS Trust, Series 2007-12N.

99.11	Swap Agreement Confirmations, each dated as of June 29, 2007, by and between Swiss Re Financial Products and Supplemental Interest Trust, Lehman XS Trust, Series 2007-12N.

99.12	ISDA Credit Support Annex to the ISDA Master Agreement, dated as of June 29, 2007, by and between Swiss Re Financial Products and Supplemental Interest Trust, Lehman XS Trust, Series 2007-12N.

99.13	Guarantee of Swiss Reinsurance Company, dated as of June 29, 2007, relating to the Interest Rate Cap Agreements and Swap Agreement Confirmations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael C. Hitzmann Name: Michael C. Hitzmann Title: Senior Vice President

Date: July 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated June 27, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated June 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated June 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated June 1, 2007, between Lehman Brothers Holdings Inc. and IndyMac Bank F.S.B.

99.3	Seller's Warranties and Servicing Agreement, dated as of September 1, 2005, by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and IndyMac Bank F.S.B.

99.4	Reconstituted Servicing Agreement, dated June 1, 2007, between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.5	Amended and Restated Flow Interim Servicing Agreement, dated as of February 1, 2007, by and between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

99.6	Servicing Agreement, dated June 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.7	Interest Rate Cap Agreements, dated as of June 29, 2007, each between Swiss Re Financial Products and Lehman XS Trust, Series 2007-12N

99.8	Deferred Interest Rate Cap Agreements, each dated June 29, 2007, by and between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2007-12N.

99.9	Guarantee of Lehman Brothers Holdings Inc., dated as of June 29, 2007, relating to the Deferred Interest Cap Agreements.

99.10	ISDA Master Agreement, dated as of June 29, 2007, by and between Swiss Re Financial Products and Supplemental Interest Trust, Lehman XS Trust, Series 2007-12N.

99.11	Swap Agreement Confirmations, each dated as of June 29, 2007, by and between Swiss Re Financial Products and Supplemental Interest Trust, Lehman XS Trust, Series 2007-12N.

99.12	ISDA Credit Support Annex to the ISDA Master Agreement, dated as of June 29, 2007, by and between Swiss Re Financial Products and Supplemental Interest Trust, Lehman XS Trust, Series 2007-12N.

99.13	Guarantee of Swiss Reinsurance Company, dated as of June 29, 2007, relating to the Interest Rate Cap Agreements and Swap Agreement Confirmations.